Rule 497(e)
                                                         File Nos. 2-75503
                                                                 811-03364



                             Maxim Series Fund, Inc.
                      Supplement dated July 14, 2003 to the
                          Prospectus dated May 1, 2003

                        Maxim INVESCO Balanced Portfolio
                                (the "Portfolio")

Effective July 1, 2003, the following dual employees of INVESCO Funds Group, Inc. (the Portfolio's sub-adviser) and INVESCO Institutional (N.A.), Inc. are primarily responsible for the day-to-day management of the Portfolio:

o Ken Bowling. Mr. Bowling has been responsible for the INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He has been with the INVESCO Fixed Income Division ("INVESCO Fixed Income") since 1993. Mr. Bowling earned a Bachelor of Science degree in Mechanical Engineering and a Masters in Engineering from the University of Louisville. Before joining INVESCO Fixed Income, he was a Lead Engineer with General Electric, and a Project Engineer with General Motors prior to that.

o Michael Heyman. Mr. Heyman has been responsible for the INVESCO Core Equity Fund, INVESCO Balanced Fund, and INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO National Asset Management Group ("INVESCO-NAM Portfolio Group"). He has more than 25 years of investment management experience. Mr. Heyman is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.

o Steve Johnson. Mr. Johnson has been responsible for the INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He joined INVESCO Fixed Income in May of 1991. As Chief Investment Officer of INVESCO Fixed Income, he is responsible for all phases of the fixed income investment process. Mr. Johnson began his investment career in 1986 with American General Corporation in Houston, Texas as a fixed income trader.

o Richard King. Mr. King has been responsible for the INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He joined INVESCO Fixed Income in 2000, bringing 16 years of fixed income portfolio management experience. Prior to INVESCO Fixed Income, Mr. King spent 10 years with Criterion Investment Management, where he served as Chairman of the Core Sector Group.

o Mark Lattis. Mr. Lattis has been responsible for the INVESCO Core Equity Fund, INVESCO Balanced Fund, and INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mr. Lattis went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President.

            This supplement should be retained for future reference.